UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 8, 2009

PHASE FORWARD INCORPORATED

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-50839	04-3386549
(Commission File Number)	(IRS Employer Identification No.)

77 Fourth Avenue, Waltham, Massachusetts	02451
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (888) 703-1122

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 8, 2009, the stockholders of Phase Forward Incorporated (the “Company”) voted to amend and restate the 2004 Stock Option and Incentive Plan in its entirety (the “Restated Plan”).  The material features of the Restated Plan are:

• The maximum number of shares of common stock to be issued under the Restated Plan is 5,481,505, which is the sum of the original reserved shares of 3,981,505 shares plus an additional 1,500,000 shares;

• The award of stock options (both incentive and non-qualified options), restricted stock, restricted stock units and other stock-based awards (including stock appreciation rights and phantom stock awards) is permitted;

• Minimum vesting periods, lasting at least three years, are required for time-based grants to employees of restricted stock, restricted stock units and option awards;

• Minimum vesting periods, lasting at least one year, are required for performance-based grants to employees of restricted stock, restricted stock units and option awards;

• No dividends will be payable with respect to restricted, stock, restricted stock units and other stock-based awards;

• Any material amendment to the Restated Plan is subject to approval by the Company’s stockholders; and

• The term of the Restated Plan will be extended by ten years from the date of stockholder approval.

The description of the Restated Plan is qualified in its entirety by reference to the copy of the Restated Plan filed as Exhibit 10.1 to this Form 8-K, which is incorporated by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 8, 2009, the Board of Directors of the Company approved an amendment to Article I, Section 1.4 and Article I, Section 1.10 of the Company’s Amended and Restated By-laws, which amendment became effective immediately.  The amendment (i) permits the Company to give notice to stockholders via electronic transmission, (ii) eliminates the notice as a means to properly bring business before an annual meeting of stockholders, (iii) further clarifies that the advance notice by-law provisions apply to all stockholder proposals and nominations and (iv) requires stockholders who provide advance notice of proposals or nominations to disclose additional information as part of such notice, including information as to whether the stockholder has entered into any hedging, derivative or other transactions with respect to the Company’s securities. The full text of the amendment is attached hereto as Exhibit 3.1.

The description of the changes to the Amended and Restated By-laws are qualified in their entirety by reference to the copy of the amendment filed as Exhibit 3.1 to this Form 8-K, which is incorporated by reference.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

3.1	Amendment No. 1 to the Amended and Restated By-laws
10.1	Amended and Restated 2004 Stock Option and Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Phase Forward Incorporated

May 13, 2009	By:	/s/ D. Ari Buchler
D. Ari Buchler
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

3.1	Amendment No. 1 to the Amended and Restated By-laws
10.1	Amended and Restated 2004 Stock Option and Incentive Plan